Thornburg New York Intermediate Municipal Fund

Annual Report June 30, 2002

Thornburg New York Intermediate Municipal Fund
ALL DATA AS OF 06/30/02

Fund facts  Thornburg New York Intermediate Municipal Fund

                             Thornburg
                       New York Intermediate
                           Municipal Fund
                             A Shares
SEC Yield                      2.85%
Taxable Equiv. Yield           5.22%
NAV                          $12.63
Max. Offering Price          $12.89

Total returns  (Annual Average - After Subtracting Maximum Sales Charge)

One Year                      2.92%
Three Years                   4.99%
Since Inception               4.81%
Inception Date                9/5/97

Taxable equivalent yield assumes a 38.6% marginal federal tax rate, a 6.85% New York State tax rate, and a 4.46% New York City tax rate. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.
Maximum sales charge of the Fund's Class A Shares is 2.00%.
The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders

August 5, 2002

Dear Shareholder:

I am pleased to present the Annual Report for the Thornburg New York Intermediate Municipal Fund. The net asset value of the Fund increased by 8 cents to $12.63 during the year ending June 30, 2002. If you were with us for the entire period, you received dividends of 54 cents per share. If you reinvested dividends, you received 55 cents per share.

Over the last year, interest rates on high quality municipal bonds have fallen. Initially, interest rates fell because the U.S. economy was in the midst of a recession and the Federal Reserve responded by lowering key short-term interest rates. Since then, the U.S. economy has substantially recovered, but failing investor confidence, disclosures of criminal behavior on the part of corporate leaders, and a tidal wave of corporate bankruptcies have kept the lid on U.S. interest rates. Amid the turmoil in the corporate stock and bond markets, investors have flocked to the safety of high quality municipal bonds. Since we have kept the credit quality of the portfolio high, the prices of many bonds owned by the Fund have increased.

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of 51 municipal obligations from various parts of the state. 100% of the bonds are rated A or better by one of the major rating agencies. Today, your Fund's weighted average maturity is 8.3 years, and we always keep it below 10 years. As you know, we "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. The following chart describes the percentages of your Fund's bond portfolio maturing in each of the coming years:

         % of portfolio                 Cumulative %
         maturing within             maturing by end of

         0 to 2 years = 6%              year 2 = 6%
        2 to 4 years = 15%             year 4 = 21%
        4 to 6 years = 20%             year 6 = 41%
         6 to 8 years = 9%             year 8 = 50%
        8 to 10 years = 6%            year 10 = 56%
      10 to 12 years = 14%            year 12 = 70%
       12 to 14 years = 8%            year 14 = 78%
       14 to 16 years = 3%            year 16 = 81%
      16 to 18 years = 12%            year 18 = 93%
    18 years and over = 7%           over 18 = 100%

As of 6/30/02.  Portfolio holdings can and do vary over time.

Yields on money market funds continue to be extremely low. As of August 1st, the average taxable money market fund is yielding 1.28%. If you are an investor in the 35% federal tax bracket, that leaves you with only 0.83% after state and federal taxes! To see how your Fund has performed over time relative to the money market fund averages, turn to the back of this report.

We believe that the U.S. economy will continue to grow over the next year, despite a dramatic loss of investor confidence. The combined forces of low interest rates, tax cuts, higher government spending, and a lower dollar should keep our economy on the recovery path and eventually lead to somewhat higher inflation and interest rates. We believe that this process may take some time to unfold, and the Thornburg New York Intermediate Municipal Fund is positioned well in the meantime.

The State of New York is feeling the pinch of the difficult economic environment more than most parts of the country. More than 130,000 jobs were lost in 2001, and 2002 is not looking any better. State General Fund receipts are expected to drop by $3.4 billion to $38.8 billion in the current fiscal year. Spending is forecast to drop by $1.2 billion, leaving over $2 billion to be covered by accumulated reserves. Fortunately, the state ended the 2001 fiscal year with a $4.2 billion surplus, which will buy some time for economic recovery to show up. The State has cut back on aid to local municipalities and agencies. We are seeing signs of fiscal stress in Rochester, Buffalo, and the City of New York, which do not have the reserve cushion that the state has. Counterbalancing the current weakness are extremely high wealth levels and a broad, diversified economy. We will continue to keep the credit quality of the Fund high in order to protect against any further deterioration of state and local finances.

New issues of New York municipal bonds have totaled $21.5 billion so far this year, up 102% from last years' pace. Normally, I would expect the enormous volume to swamp the market and lower prices, but these are not normal times. Investors seem to have a near insatiable demand for high quality municipal bonds. We expect this trend to reverse at some point, but do not currently see the stimulus for a reversal.

Investors should be very pleased with their investment in the Thornburg New York Intermediate Municipal Fund. The Fund has proven to be one of the few true "ports in a storm." Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform well in varying interest rate environments. Thank you for investing in the Thornburg New York Intermediate Municipal Fund.

George Strickland
Portfolio Manager

Statement of assets and liabilities

Thornburg New York Intermediate Municipal Fund

June 30, 2002


ASSETS
Investments at value (cost $28,626,630) .....................   $30,484,674
Cash ........................................................       222,384
Receivable for investments sold .............................       997,953
Receivable for fund shares sold .............................        14,697
Interest receivable .........................................       445,029
Prepaid expenses and other assets ...........................            74

         Total Assets .......................................    32,164,811

LIABILITIES
Payable for fund shares redeemed ............................         4,048
Accounts payable and accrued expenses .......................        34,375
Payable to investment advisor (Note 3) ......................         8,809
Dividends payable ...........................................        41,909

         Total Liabilities ..................................        89,141

NET ASSETS ..................................................   $32,075,670

Net Assets consist of:
         Net unrealized appreciation ........................     1,858,044
         Accumulated net realized gain ......................        52,959
         Net capital paid in on shares of beneficial interest    30,164,667
                                                                $32,075,670

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($32,075,670
applicable to 2,540,040 shares of beneficial interest
outstanding - Note 4)                                        $        12.63

Maximum sales charge,                                                  2.00%
of offering price                                                      0.26

Maximum Offering Price Per Share                             $        12.89




See notes to financial statements.

statement of operations

Thornburg New York Intermediate Municipal Fund

Year Ended June 30, 2002


INVESTMENT INCOME:
Interest income (net of premium amortized of $87,082) .....   $ 1,483,081


EXPENSES:
Investment advisory fees (Note 3) .........................       143,669
Administration fees (Note 3) ..............................        35,917
Service fees (Note 3) .....................................        70,398
Transfer agent fees .......................................        26,070
Custodian fees ............................................        26,909
Professional fees .........................................         3,911
Accounting fees ...........................................         1,989
Trustee fees ..............................................           595
Other expenses ............................................         4,599

         Total Expenses ...................................       314,057
Less:
         Expenses reimbursed by investment advisor (Note 3)       (62,779)
         Expenses paid indirectly .........................        (1,294)

         Net Expenses .....................................       249,984

         Net Investment Income ............................     1,233,097

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (Note 5)
Net realized gain on investments sold .....................        83,913
Increase in unrealized appreciation of investments ........        62,767

         Net Realized and Unrealized
         Gain on Investments ..............................       146,680

         Net Increase in Net Assets Resulting
         From Operations ..................................   $ 1,379,777

See notes to financial statements.

Statements of changes in net assets

Thornburg New York Intermediate Municipal Fund

                                                                           Year Ended       Year Ended
                                                                          June 30, 2002    June 30, 2001

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ................................................   $  1,233,097     $  1,178,610
Net realized gain on investments sold ................................         83,913           28,632
Increase in unrealized appreciation of investments ...................         62,767          708,933

                  Net Increase in Net Assets Resulting from Operations      1,379,777        1,916,175

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares .......................................................     (1,233,097)      (1,178,610)

FUND SHARE TRANSACTIONS (Note 4): ....................................
Class A Shares                                                              6,074,393          752,395

                  Net Increase in Net Assets .........................      6,221,073        1,489,960

NET ASSETS:
         Beginning of year ...........................................     25,854,597       24,364,637

         End of year .................................................   $ 32,075,670     $ 25,854,597




See notes to financial statements.

Notes to financial statements

Thornburg New York Intermediate Municipal Fund

June 30, 2002

Note 1 - Organization

Thornburg New York Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Fund:
Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund will also invest primarily in municipal obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the Fund will seek to have dividends paid to its individual shareholders exempt from New York City income taxes.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices (normally at 4:00 pm EST) or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Trust are reviewed by the officers of the Fund under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security for the Fund, on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade-date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class-specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day(after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ended June 30, 2002, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund. The Trust entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets. For the year ended June 30, 2002 the Adviser voluntarily reimbursed certain operating expenses amounting to $ 62,779. The Trust has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended June 30, 2002, the Distributor has advised the Fund that it earned commissions aggregating $31 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of the Fund's average net assets for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

Included in the statement of operations under the caption custodian fees are expense offsets of $1,294 from credits on cash balances maintained on deposit.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.
Note  4 - Shares of Beneficial Interest

At June 30, 2002 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                  Year Ended                    Year Ended
                                                 June 30, 2002                 June 30, 2001
                                              Shares       Amount           Share        Amount
Class A Shares

Shares sold ..........................       702,418    $ 8,885,460        264,738    $ 3,307,825

Shares issued to shareholders in
  reinvestment of distributions               60,133    $   759,542         56,203    $   697,837

Shares repurchased ...................      (283,204)   $(3,570,609)      (263,900)   $(3,253,267)

Net Increase .........................       479,347    $ 6,074,393         57,041    $   752,395


Note 5 - Securities Transactions
For the year ended June 30, 2002 the Fund had purchase and sale transactions (excluding short-term securities) of $9,488,488 and $4,791,114, respectively.

Note 6 - Income Taxes
At June 30, 2002 information on the tax components of capital is as follows:
         Cost of investments for tax purposes        $        28,626,630
         Gross tax unrealized appreciation                     1,864,695
         Gross tax unrealized depreciation                        (6,651)
         Net tax unrealized appreciation
         on investments                              $         1,858,044

         Undistributed long-term capital gains       $            52,959
         Undistributed tax-exempt income             $            41,909

Dividends paid by the Fund for the year ended June 30, 2002 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. The Fund utilized $7,906 of capital loss carry forwards during the year ended June 30, 2002


Financial highlights

Thornburg New York Intermediate Municipal Fund

                                                                              Year Ended June 30:
                                                              2002      2001       2000       1999      1998(a)

CLASS A SHARES:
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .................   $   12.55  $   12.16  $   12.36  $   12.71  $   12.50

Income from investment operations:
         Net investment income .......................        0.54       0.62       0.64       0.64       0.52
Net realized and unrealized
         gain (loss) on investments ..................        0.08       0.39      (0.20)     (0.33)      0.21
Total from investment operations .....................        0.62       1.01       0.44       0.31       0.73
Less dividends from:
         Net investment income .......................       (0.54)     (0.62)     (0.64)     (0.64)     (0.52)
         Net realized gains ..........................         --         --         --       (0.02)       --

Change in net asset value ............................        0.08       0.39      (0.20)     (0.35)      0.21

Net asset value, end of period .......................   $   12.63  $   12.55  $   12.16  $   12.36  $   12.71

TOTAL RETURN (b) .....................................        5.05%      8.44%      3.65%      2.38%      5.92%

RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
                  Net investment income ..............        4.29%      4.95%      5.23%      5.00%      4.99%(c)
                  Expenses, after expense reductions .        0.87%      0.87%      0.76%      0.75%      0.78%(c)
                  Expenses, before expense reductions         1.09%      1.13%      1.15%      1.16%      1.19%(c)

Portfolio turnover rate ..............................       17.66%     21.96%     19.02%      9.06%     42.26%

Net assets at end of period (000)                        $  32,076  $  25,855  $  24,365  $  24,633  $  25,472

(a) Commenced operations on September 5, 1997.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c) Annualized


Schedule of Investments
Thornburg New York Intermediate Municipal Fund
June 30, 2002

CUSIPS:  Class A - 885-215-665
NASDAQ Symbols: Class A - THNYX
465,000          Amherst New York Industrial Development Agency Civic Facility Revenue, 5.75% due          NR/A         $487,966
                         4/1/2015
700,000          Bethlehem Central School District General Obligation, 7.10% due 11/1/2006 (Insured:       Aaa/AAA      819,651
                          AMBAC)
1,000,000        Brookhaven Industrial Development Agency Civic Facility Revenue, 4.375% due 11/1/2031,    A2/BBB+      993,900
                 put 11/1/06 (Methodist Retirement Community Project ;LOC: Northfork Bank)
215,000          Canastota Central School District General Obligation, 7.10% due 6/15/2007                 A3/NR        247,659
205,000          Canastota Central School District General Obligation, 7.10% due 6/15/2008                 A3/NR        239,366
1,000,000        Dutchess County Industrial Development Agency, 6.05% due 11/1/2019 (Kaatsbaan Dance       NR/AA        1,056,100
                 Center Project)
550,000          Guam Power Authority Revenue Series A, 6.625% due 10/1/2014, pre-refunded 10/1/04 @ 102   NR/AAA       618,618
1,000,000        Hempstead Town  Industrial Development Agency Resources Recovery Revenue, 5.00% due       A3/BBB       1,015,980
                 12/1/2010 (America Ref- Fuel Project)
100,000          Long Island Power Authority Electric Subordinated Series 2 Subseries 2B, 1.70% due        VMIG1/A1+    100,000
                 5/1/2033 put 7/1/02 (daily demand notes)
785,000          Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due          Aaa/AAA      892,890
                 12/1/2007 (Insured: AMBAC)
880,000          Monroe County Industrial Development Agency Revenue, 6.45% due 2/1/2014 (Civic Facility   Aa1/NR       951,518
                 - DePaul Community Facility Project; Insured: Sonyma)
530,000          Nassau Health Care Corporation, 6.00% due 8/1/2011 (Insured: FSA)                         Aaa/AAA      602,165
500,000          New York City, 1.75% due 8/1/2020 put 7/1/02 (daily demand notes)                         VMIG1/A1+    500,000
1,000,000        New York City General Obligation Series B, 7.20% due 8/15/2008, pre-refunded 8/15/04 @    A2/A         1,120,400
                            101
250,000          New York City General Obligation Series B-1, 7.30% due 8/15/2010, pre-refunded 8/15/04    Aaa/A        280,733
                           @ 101
100,000          New York City Municipal Water Finance Authority, 1.70% due 6/15/2024 put 7/1/02 (daily    VMIG1/A1+    100,000
                 demand notes)
1,000,000        New York City Municipal Water Finance Authority Series B, 5.75% due 6/15/2013 (ETM)*      Aaa/AAA      1,038,840
920,000          New York City Trust Cultural Resources Revenue, 5.75% due 7/1/2014 (Museum Of American    NR/A         982,615
                 Folk Art Project; Insured: ACA)
1,000,000        New York Dormitory Authority Lease Revenue Series A, 5.25% due 8/15/2013 (Insured: FSA)   Aaa/AAA      1,068,720
500,000          New York Dormitory Authority Revenue, 7.35% due 8/1/2029 (Jewish Geriatric Project;       NR/AAA       555,680
                 Insured: FHA
565,000          New York Dormitory Authority Revenues, 4.00% due 7/1/2005 (New York Medical College       NR/A+        565,266
                 Project; LOC: Fleet National Bank)
350,000          New York Dormitory Authority Revenues, 5.25% due 7/1/2010 (Insured: Asset Guaranty)       NR/AA        376,992
370,000          New York Dormitory Authority Revenues, 5.25% due 7/1/2011 (Insured: Asset Guaranty)       NR/AA        398,027
280,000          New York Dormitory Authority Revenues Capital Appreciation, 0% due 7/1/2005 (Insured:     Aaa/AAA      241,483
                 FSA)
1,115,000        New York Dormitory Authority Revenues Mental Health Services Facilities Improvement A,    Aaa/AAA      1,175,455
                 5.50% due 2/15/2019 (Insured: MBIA)
250,000          New York Dormitory Authority Revenues Refunding, 5.50% due 2/15/2003 (Insured: FSA)       Aaa/AAA      256,060
1,000,000        New York Dormitory Authority Revenues Refunding, 6.10% due 7/1/2019 (Ryan Clinton         Aa1/NR       1,094,760
                 Community Health Center Project; Insured: Sonyma Mortgage)
30,000           New York Environmental Facilities Corporation PCR Water Revolving Fund Series B, 7.50%    Aaa/AA-      30,146
                 due 3/15/2011
600,000          New York Environmental Facilities Corporation PCR Water Revolving Fund Series E, 6.875%   Aaa/AAA      666,498
                 due 6/15/2014, refunded 6/01/04 @ 101.5
400,000          New York Environmental Facilities Corporation PCR Water Revolving Fund Series E, 6.875%   Aaa/AAA      439,124
                 due 6/15/2014
500,000          New York General Obligation, 9.875% due 11/15/2005                                        A2/AA        613,405
665,000          New York Housing Finance Service Series A, 6.375% due 9/15/2015, pre-refunded 9/15/07 @   NR/AAA       772,158
                            100
85,000           New York Housing Finance Service Unrefunded Balance Series A, 6.375% due 9/15/2015        NR/AA-       94,632
85,000           New York Medical Care Facilities Finance Agency Revenue, 6.125% due 2/15/2014 (Insured:   Aa2/AA       89,563
                 FHA)
560,000          New York Medical Care Facilities Finance Agency Revenue, 6.40% due 11/1/2014 (Insured:    Aaa/AAA      573,401
                 FSA)
500,000          New York Medical Care Facilities Finance Agency Revenue Series A, 6.85% due 2/15/2017,    Aaa/AAA      567,285
                 pre-refunded 2/15/05 @ 102 (Brookdale Hospital Medical Center Project)
500,000          New York Medical Care Facilities Finance Agency Revenue Series A, 6.80% due 2/15/2020,    Aaa/AAA      566,650
                 pre-refunded 2/15/05 @ 102 (New York Downtown Hospital Project)
665,000          New York Mortgage Agency Revenue, 5.85% due 10/1/2017                                     Aaa/NR       712,428
1,000,000        New York Mortgage Agency Revenue Series 29-B, 6.45% due 4/1/2015                          Aa1/NR       1,026,760
1,000,000        New York Series G, 6.75% due 2/1/2009 (Insured: MBIA)                                     Aaa/AAA      1,161,060
300,000          New York State Mortgage Agency Revenue Series 70, 5.375% due 10/1/2017                    Aa2/NR       311,205
450,000          New York State Urban Development Corporation Revenue Refunding Correctional Facilities,   Aaa/AAA      468,153
                 5.625% due 1/1/2007 (Insured: AMBAC)
2,000,000        New York Urban Development Corporation Correctional Facilities Revenue, 0% due 1/1/2008   A3/AA-       1,608,860
355,000          Oneida County Industrial Development Agency, 6.00% due 1/1/2010 (Insured: Asset           NR/AA        397,238
                 Guaranty)
450,000          Oneida County Industrial Development Agency Revenue, 6.10% due 6/1/2020 (Civic Facility   Aa3/NR       480,591
                 Presbyterian Home Project; LOC: HSBC Bank USA)
750,000          Port Chester Industrial Development Agency Refunding, 4.75% due 7/1/2031, put 7/1/11 @    NR/AAA       753,270
                 100 (American Foundation Project; FNMA Collateralized)
100,000          Southampton Village General Obligation Series B, 7.60% due 9/1/2003 (Insured: MBIA)       Aaa/AAA      106,659
210,000          Utica Industrial Development Agency Civic Facility Revenue, 5.25% due 7/15/2016 (Munson   Aa3/NR       221,397
                 Williams Proctor Institute Project)
625,000          Valley Central School District Montgomery, 7.15% due 6/15/2007 (Insured: AMBAC)           Aaa/AAA      737,531
165,000          Watkins Glen Central School District, 7.25% due 6/15/2004 (Insured: MBIA)                 Aaa/AAA      180,660
110,000          Waverly General Obligation, 9.05% due 6/15/2004 (Insured: MBIA)(ETM)*                     Aaa/AAA      125,156

                 TOTAL INVESTMENTS (Cost $28,626,571)                                                              $ 30,484,674

+                 Credit ratings are unaudited.
                 See notes to financial statements.


Report of independent accountants

Thornburg New York Intermediate Municipal Fund

To the Trustees and Shareholders of
Thornburg New York Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund series of Thornburg Investment Trust (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended June 30, 1999 were audited by other independent accountants whose report dated July 27, 1999 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

New York, New York
August 9, 2002
Index Comparisons

Thornburg New York Intermediate Municipal Fund

INTERMEDIATE NEW YORK FUND
Index Comparison
The chart at the right compares performance of Intermediate New York Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, for the periods ending June 30, 2002. On June 30, 2002, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 8.3 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Class A
Average Annual Total Returns (at max. offering price)
(ending 06/30/02)
One year:                     2.92%
Three years:                  4.99%
From inception (9/5/97):      4.81%



TRUSTEES and Officers

Thornburg New York Intermediate Municipal Fund

Name, Address(1)     Position(s)    Term of        Principal                          Number of            Other
and Age              Held with      Office         Occupation(s)                      Portfolios           Directorships
                     Fund (2        and            During Past                        in Fund              Held by
                                    Length of      5 Years                            Complex              Trustee or
                                    Time                                              Overseen             Nominee for
                                    Served                                            by Trustee(2)        Trustee

Interested Trustees

Garrett             Chairman        Trustee        CEO, Chairman and controlling      Eleven               None
Thornburg,          of Trustees(3)  Since          shareholder of Thornburg
55                                  1987(4)        Investment Management, Inc.
                                                  (investment adviser) and
                                                   Thornburg Securities
                                                   Corporation (securities dealer);
                                                   Chairman of Thornburg Limited
                                                   Term Municipal Fund, Inc.
                                                   (registered investment company);
                                                   CEO and Chairman of Thornburg
                                                   Mortgage, Inc. (real estate
                                                   investment trust); Chairman
                                                   of Thornburg Mortgage
                                                   Advisory Corporation (investment
                                                   manager to Thornburg
                                                   Mortgage, Inc.).

Brian J. McMahon,   Trustee,       Trustee         President and Managing Director    Nine                 None
45                  President,     Since           of Thornburg Investment
                    Assistant      2001;           Management, Inc.; President
                    Secretary(5)   President       of Thornburg Limited Term
                                   Since 1997      Municipal Fund, Inc.
                                   (4)(6)

Independent Trustees

David A. Ater,      Trustee        Trustee         Principal in Ater & Ater           Nine                 Director of
54                                 since           Associates, Santa Fe, New                               Thornburg
                                   1994(4)         Mexico (developer, planner                              Mortgage, Inc.
                                                   and broker of residential and                           (real estate
                                                   commercial real estate) owner,                          investment trust)
                                                   developer and broker for
                                                   various real estate projects.

David D. Chase,     Trustee        Trustee         Chairman, President and CEO        Eleven               Director of
60                                 since           of general partner of Vestor                            Thornburg
                                   2001(4)         Partners, LP, Santa Fe, NM                              Limited Term
                                                   (private entity fund); Chairman                         Municipal Fund,
                                                   and CEO of Vestor Holdings,                             Inc. (registered
                                                   Inc., Santa Fe, NM (merchant                            investment
                                                   bank).                                                  company)

Forrest S. Smith,   Trustee        Trustee         Attorney in private practice       Nine                 None
69                                 since           and shareholder, Catron, Catron
                                   1987(4)         & Sawtell (law firm), Santa Fe,
                                                   New Mexico.

James W. Weyhrauch, Trustee        Trustee         Executive Vice President and       Nine                 None
41                                 since           Director, Nambe Mills, Inc.
                                   1996(4)         (manufacturer) Santa Fe, NM.

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,  Secretary;       Secretary       Vice President, Secretary and      Not applicable       Not applicable
53                Assistant        and             Managing Director, Thornburg
                  Treasurer        Assistant       Investment Management, Inc.;
                                   Treasurer       Secretary, Thornburg Limited Term
                                   Since 1987      Municipal Fund, Inc.; Secretary,
                                   (6)             Thornburg Securities Corporation;
                                                   Vice President, Daily Tax Free
                                                   Income Fund, Inc. (registered
                                                   investment company).

Steven J. Bohlin, Vice President;  Vice            Vice President and Managing        Not applicable       Not applicable
41                Treasurer        President       Director of Thornburg Investment
                                   Since 1987;     Management, Inc.; Vice President
                                   Treasurer       of Thornburg Limited Term
                                   Since 1989      Municipal Fund, Inc.
                                   (6)

George T.
Strickland,       Vice President   Vice            Vice President and Managing        Not applicable       Not applicable
37                                 President       Director of Thornburg Investment
                                   Since 1999      Management, Inc.; Vice President
                                   (6)             of Thornburg Limited Term
                                                   Municipal Fund, Inc.

Leigh Moiola,     Vice President   Vice            Vice President and Managing        Not applicable       Not applicable
33                                 President       Director of Thornburg Investment
                                   Since 2001      Management, Inc.; Vice President
                                   (6)             of Thornburg Limited Term
                                                   Municipal Fund, Inc.

Kenneth
Ziesenheim,       Vice President   Vice            Managing Director of Thornburg     Not applicable       Not applicable
46                                 President       Investment Management, Inc.;
                                   Since 1995      President of Thornburg Securities
                                   (6)             Corporation; Vice President
                                                   of Thornburg Limited Term
                                                   Municipal Fund, Inc.

Alexander
Motola,           Vice President   Vice            Managing Director of Thornburg     Not applicable       Not applicable
31                                 President       Investment Management, Inc.
                                   Since 2001      since 2000; Vice President of
                                   (6)             Thornburg Limited Term
                                                   Municipal Fund, Inc. since 2001;
                                                   Portfolio Manager, Insight Capital
                                                   Research & Management, Inc.,
                                                   Walnut Creek, California
                                                   1995-2000.

Dale Van Scoyk,   Vice President   Vice            Account Manager for Thornburg      Not applicable       Not applicable
53                                 President       Investment Management, Inc.
                                   Since 1998      since 1997, and Vice President
                                   (6)             and Managing Director since
                                                   1999; Vice President of Thornburg
                                                   Limited Term Municipal Fund,
                                                   Inc. since 1999; National Account
                                                   Manager for Heartland Funds
                                                   1993-1997.

Wendy Trevisani,  Vice President   Vice            Associate of Thornburg Investment  Not applicable       Not applicable
31                                 President       Management, Inc. since 1999 and
                                   Since 1999      Vice President since 2000; Vice
                                   6)              President of Thornburg Limited
                                                   Term Municipal Fund, Inc.
                                                   1999-2002; Sales Representative,
                                                   Salomon Smith Barney 1996-1999.

Joshua Gonze,     Vice President   Vice            Associate and Vice President       Not applicable       Not applicable
39                                 President       of Thornburg Investment
                                   Since 2001      Management, Inc. since 1999;
                                   (6)             Vice President of Thornburg
                                                   Limited Term Municipal Fund, Inc.
                                                   Since 2001; Associate Director,
                                                   Corporate Credit Ratings,
                                                   Standard
                                                   & Poor's Corporation 1994-1996.

Brad Kinkelaar,   Vice President   Vice            Assistant Portfolio Manager of     Not applicable       Not applicable
34                                 President       Thornburg Investment Management,
                                   Since 2001      Inc. since 1999; Vice President
                                   (6)             of Thornburg Limited Term
                                                   Municipal Fund, Inc. 2001-2002;
                                                   Equity Investment Analyst,
                                                   State Farm Insurance Companies
                                                   1996-1999.

Kerry Lee,        Vice President   Vice            Associate of Thornburg Investment  Not applicable       Not applicable
34                                 President       Management, Inc.; Vice President
                                   Since 1999      of Thornburg Limited Term
                                   (6)             Municipal Fund, Inc. 1999-2002
                                                   and Assistant Vice President
                                                   1998-1999.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2) The Fund is one of nine separate investment "funds" or "portfolios" of Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has nine active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management, Inc. is the investment adviser to, and manages, the eleven funds of the Trust and Thornburg Limited Term Municipal Fund, Inc. (3) Mr. Thornburg is considered an "interested" Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment adviser to the nine active funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor for of shares for the Trust. (4) Each Trustee serves in office until the election and qualification of a successor.
(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc. (6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(8) The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request by calling 1-800-847-0200

Thornburg NEW YORK INTERMEDIATE
MUNICIPAL FUND- A shares
Outperformed Tax-Exempt Money Market Funds

Investors sometimes ask us to compare New York Intermediate Municipal Fund to money market fund returns. These investments have certain differences, and investors in New York Intermediate Municipal Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $100,000 investment
9/5/97 (inception of Fund) through 06/30/02
 (after sales charges and fund expenses)

CDA Wiesenberger
InvestmentView

Thornburg New York Intermediate
Municipal Fund (after capital gains taxes)

The chart above is for the Fund's Class A Shares only. See the inside front cover page for the 30-day SEC yield and the total returns for one year, three years, and since inception for the Class A shares. Note 1: Future increases, if any, of any of these investments may bear no relationship to prior increases. Quotations for the money fund averages are based upon 30-day yield quotations for tax-exempt money funds as quoted in "CDA Wiesenberger InvestmentView" for the months covered by this analysis. The increase for the Class A Shares of New York Intermediate Municipal Fund is based upon the dividends paid for the months covered by this analysis, the beginning offering price at $12.76 per share and the ending NAV at $12.63 per share. These investments returned the $100,000 initial investment in addition to the amounts shown above. Note 2: This analysis does not take into account the effect, if any, caused by state and local income taxes. The portion of the increase, if any, of New York Intermediate Municipal Fund representing appreciation of the share price is assumed to be taxed at a 20% federal tax rate. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in these money fund averages.
Note 3: Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. New York Intermediate Municipal Fund invests in short-to-intermediate maturity municipal obligations. The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of THNYX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.
Note 4: This analysis assumes that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. New York Intermediate Municipal Fund also declares dividends daily and pays them monthly.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.